Exhibit 99.1

Tempus Reports Second Quarter 2026 Results

CHICAGO, July 30, 2026 — Tempus AI, Inc. (NASDAQ: TEM), a technology company leading the adoption of AI to advance precision medicine, today reported financial results for the quarter ended June 30, 2026.

“Q2 was another exceptional quarter for us,” said Eric Lefkofsky, Founder and CEO of Tempus. “Our strategy is working given the investments we have made in AI over the past several years are driving some of the best growth rates we have seen in our two largest businesses - Oncology Diagnostics and Data Licensing.”

Second Quarter 2026 Highlights

• Total revenue of $382.5 million, up 22% year-over-year

• Oncology volume growth of 31% year-over-year, up from 28% last quarter

• Molecular residual disease (MRD) volume was 9,000 tests, up from 6,500 last quarter

• Data Licensing & Modeling (Insights) revenue up 36% year-over-year

• Signed ~$200 million in new Data and Applications licenses

• FDA approved xT Tumor Only which will migrate tissue testing to ADLT pricing

• Successfully delivered our first oncology foundation model to AstraZeneca

• Completed a $460 million offering of 0.0% convertible senior notes due 2032

• GAAP net income of $5.6 million and Adjusted EBITDA of $8.0 million

• Cash and marketable securities of $820.7 million as of June 30, 2026

• Increasing revenue guidance to $1.595 to $1.605 billion for 2026 and expect full year Adjusted EBITDA of ~$65 million

On July 20, 2026, Tempus also announced an agreement to acquire Personalis, a leader in the tumor-informed MRD space. “Through our existing collaboration with Personalis, we have already demonstrated the strength of combining highly sensitive MRD technology with our commercial infrastructure,” said Mr. Lefkofsky. “With clinical adoption and reimbursement momentum building, we believe we are collectively well positioned to capture this opportunity, which makes this acquisition particularly exciting.”

Second Quarter 2026 Summary Results

• Revenue increased 22% year-over-year to $382.5 million.

• Diagnostics generated $289.3 million of revenue, representing 20% year-over-year growth, driven by Oncology volume growth of 31%, offset by Hereditary revenue growth of 5%.

• Data and Applications generated $93.2 million of revenue, representing 28% year-over-year growth, with Insights growing 36%.

• Gross profit increased 26% year-over-year to $246.5 million, led by growth in Data and Applications.

• Net income was $5.6 million, which included $55.6 million of stock compensation expense and related employer payroll taxes and $98.5 million in unrealized gains on marketable securities, compared to a net loss of $(42.8 million) in Q2 of 2025.

• Adjusted EBITDA was $8.0 million, compared to ($5.6 million) in Q2 of 2025.

• $820.7 million in cash and marketable securities as of June 30, 2026.

Recent Operational Highlights

• Entered into a definitive agreement to acquire Personalis for $16.25 per share (~$1.5 billion enterprise value), tightly integrating its ultrasensitive NeXT Personal® MRD technology into Tempus' diagnostic platform

• Received FDA approval for tumor-only xT CDx assay, becoming the first laboratory to hold FDA companion diagnostic (CDx) approval for both tumor-only and tumor-normal comprehensive genomic profiling

• Launched digital pathology IMS Open-Source Consortium along with Yale New Haven Hospital (YNHH) and Memorial Sloan Kettering Cancer Center (MSK) to accelerate the democratization and standardization of digital pathology

• Introduced Tempus Preview to provide preliminary results for high impact biomarkers within ~24 hours of tissue receipt

• Announced a strategic collaboration with the Keck School of Medicine of USC to integrate Tempus' AI platform, molecular diagnostics, and clinical trial matching across more than 1.5 million annual patient visits to accelerate precision oncology care

• Introduced initial results from and successfully delivered the first version of our foundation model to AstraZeneca

• Signed large deals with BioNTech, Daiichi Sankyo, Level Set Bio, and Incyte Pharmaceuticals, contributing to ~$200 million in total bookings this quarter

Second Quarter Financial Results

	Three Months Ended June 30,
	2026	2025	Change
	(in thousands, except percentages and per share amounts)
	(unaudited)
Revenue	$382,486	$314,635	22%
Gross profit	$246,498	$195,039	26%
Loss from operations	$(75,913)	$(61,774)	23%
Non-GAAP loss from operations	$(2,708)	$(17,036)	(84)%
Net income (loss)	$5,642	$(42,843)	113%
Non-GAAP net loss	$(7,726)	$(37,327)	(79)%
Adjusted EBITDA	$8,044	$(5,580)	244%
Net income (loss) per share, basic	$0.03	$(0.25)	112%
Non-GAAP net loss per share, basic	$(0.04)	$(0.22)	(82)%

Financial Outlook and Guidance

Tempus is increasing its full year 2026 revenue guidance to $1.595 to $1.605 billion, which represents ~25% annual growth. We continue to expect 2026 Adjusted EBITDA to be ~$65 million. Guidance assumes no impact from the Personalis transaction, which is expected to close in late Q4 2026 or early 2027.

For additional information on the quarter, including a letter from our CEO and CFO, please visit our investor relations site at investors.tempus.com.

Webcast and Conference Call Information

A conference call and webcast will begin today, July 30, 2026 after market close at 4:30 p.m. Eastern Time. Interested parties may access details at:

Conference ID: 9053038

United States - New York: (646) 307-1963

USA & Canada - Toll-Free: (800) 715-9871

Live webcast can be accessed here

The webcast may be accessed on the company’s investor relations website at investors.tempus.com. For those unable to listen to the live webcast, a recording will be made available on the company’s website after the event and will be accessible for one year. Visit the investor relations website to find the company’s latest deck, and commentary on the quarter by Eric Lefkofsky, Founder and CEO, and Jim Rogers, CFO, which will be discussed on the conference call and webcast.

About Tempus

Tempus is a technology company advancing precision medicine through the practical application of artificial intelligence in healthcare. With one of the world’s largest libraries of multimodal data, and an operating system to make that data accessible and useful, Tempus provides AI-enabled precision medicine solutions to physicians to deliver personalized patient care and in parallel facilitates discovery, development and delivery of optimal therapeutics. The goal is for each patient to benefit from the treatment of others who came before by providing physicians with tools that learn as the company gathers more data. For more information, visit tempus.com.

Non-GAAP Financial Measures

In addition to the financial information presented in this release in accordance with accounting principles generally accepted in the United States of America (GAAP), Tempus also presents adjusted non-GAAP financial measures.

Non-GAAP gross profit is defined as GAAP gross profit, excluding stock-based compensation expense and employer payroll tax related to stock-based compensation (collectively, the “stock-based compensation adjustments”). Non-GAAP gross margin is defined as gross profit, excluding the stock-based compensation adjustments, as a percentage of revenue. Non-GAAP operating expenses are calculated as the sum of technology research and development expense, research and development expense, and selling, general and administrative expense, excluding the stock-based compensation adjustments, acquisition-related expenses, amortization of intangibles due to acquisition, and franchise taxes related to IPO. Non-GAAP loss from operations is defined as loss from operations, adjusted to exclude (i) the stock-based compensation adjustments, (ii) acquisition-related expenses, (iii) franchise taxes related to IPO, and (iv) amortization of intangibles due to acquisition. Non-GAAP net loss is defined as net income (loss), adjusted to exclude (i) changes in fair value of our marketable equity securities and indemnity-related holdback liabilities, (ii) the stock-based compensation adjustments, (iii) acquisition-related expenses, (iv) amortization of intangibles due to acquisition, (v) losses from equity method investments, (vi) provision for (benefit from) income taxes, (vii) franchise taxes related to IPO, and (viii) amortization of deferred other income from our IP License Agreement with SB Tempus, and (ix) loss on debt extinguishment. Non-GAAP net loss per share is defined as non-GAAP net loss divided by weighted average common shares outstanding, basic.

Adjusted EBITDA is defined as net (income) loss, adjusted to exclude (i) interest income, (ii) interest expense, (iii) depreciation and amortization, (iv) provision for (benefit from) income taxes, (v) losses from equity method investments, (vi) changes in fair value of our marketable equity securities and indemnity-related holdback liabilities, (vii) the stock-based compensation adjustments, (viii) acquisition-related expenses, and (ix) amortization of deferred other income from our IP License Agreement with SB Tempus, (x) franchise taxes related to our IPO, and (xi) loss on debt extinguishment.

Tempus believes these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by institutional investors and the analyst community to help them analyze the health of Tempus’ business. In particular, Adjusted EBITDA is a key measurement used by Tempus management to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Tempus does not provide guidance for net (income) loss, the most directly comparable GAAP measure to Adjusted EBITDA, and similarly cannot provide a reconciliation between Tempus’ forecasted Adjusted EBITDA and net loss without unreasonable effort due to the unavailability of reliable estimates for certain components of net loss and the respective reconciliations. These forecasted items are not within Tempus’ control, may vary greatly between periods, and could significantly impact future financial results.

Other Key Metrics

Total Remaining Contract Value (TCV) is equal to the total potential value of signed contracts and assumes the exercise of all contract options, all discretionary opt-ins, and no early termination. Remaining TCV excludes any revenue recognized to date on these contracts or any future adjustments made to the contractual value as a result of amendments or terminations.

Net Revenue Retention compares the annual Insights product revenue generated from all customers that made an Insights purchase in one year to the annual Insights product revenue generated from the same cohort of customers in the subsequent year.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about Tempus and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements, including, but not limited to, Tempus’ expected financial results for full year 2026; expectations concerning Tempus' collaborations and partnerships; Tempus' growth expectations; and the pending acquisition of Personalis. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Tempus cautions you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. Tempus has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends that it believes may affect Tempus’ business, financial condition, results of operations and prospects. These forward-looking statements are subject to risks and uncertainties related to: the intended use of Tempus’ products and services; Tempus’ financial performance; the ability to attract and retain customers and partners; managing Tempus’ growth and future expenses; competition and new market entrants; compliance with new laws, regulations and executive actions, including any evolving regulations in the artificial intelligence space; the ability to maintain, protect and enhance Tempus’ intellectual property; the ability to attract and retain qualified team members and key personnel; the ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures or investments, including Tempus' ability to consummate the acquisition of Personalis on the contemplated terms or at all and Tempus’ ability to realize the expected benefits of the acquisition of Paige AI, Ambry Genetics, Deep 6 AI and, if consummated, Personalis; the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, trade tensions and tariffs, and war or other armed conflict, as well as risks, uncertainties, and other factors described in the section titled “Risk Factors” in Tempus’ Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“the SEC”) on February 24, 2026, as well as in other filings Tempus may make with the SEC from time to time. In addition, any forward-looking statements contained in this press release are based on assumptions that Tempus believes to be reasonable as of this date. Tempus undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investors

Elizabeth Krutoholow

Kendra Webster

investorrelations@tempus.com

Media

Kelli Manalli

kelli.manalli@tempus.com

Source: Tempus AI, Inc.

Tempus AI, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net revenue
Diagnostics(1)	$289,333	$241,843	$550,431	$435,647
Data and applications(2)	93,153	72,792	180,171	134,725
Total net revenue	$382,486	$314,635	$730,602	$570,372
Cost and operating expenses
Cost of revenues, diagnostics	108,233	99,756	209,193	184,539
Cost of revenues, data and applications	27,755	19,840	52,870	35,591
Technology research and development	43,929	34,482	89,850	67,873
Research and development	52,637	41,619	100,874	77,493
Selling, general and administrative	225,845	180,712	438,439	335,339
Total cost and operating expenses	458,399	376,409	891,226	700,835
Loss from operations	$(75,913)	$(61,774)	$(160,624)	$(130,463)
Interest income	3,897	1,093	7,763	2,906
Interest expense	(10,283)	(21,579)	(24,624)	(39,582)
Loss on debt extinguishment	(11,643)	—	(11,643)	—
Other income, net	102,757	41,729	75,048	14,274
Income (loss) before (provision for) benefit from income taxes	$8,815	$(40,531)	$(114,080)	$(152,865)
(Provision for) benefit from income taxes	(309)	(212)	(247)	45,968
Losses from equity method investments	(2,864)	(2,100)	(5,950)	(3,983)
Net income (loss)	$5,642	$(42,843)	$(120,277)	$(110,880)
Net income (loss) per share
Basic	$0.03	$(0.25)	$(0.67)	$(0.64)
Diluted	$0.03	$(0.25)	$(0.67)	$(0.64)
Weighted-average shares outstanding used to compute net income (loss) per share
Basic	179,917	173,381	179,404	171,960
Diluted	182,397	173,381	179,404	171,960
Comprehensive income (loss), net of tax
Net income (loss)	$5,642	$(42,843)	$(120,277)	$(110,880)
Foreign currency translation adjustment	(1,033)	3,756	(2,843)	8,354
Comprehensive income (loss)	$4,609	$(39,087)	$(123,120)	$(102,526)

(1) Includes related party revenue of $40 and $0 for the three months ended June 30, 2026 and 2025, respectively. Includes related party revenue of $190 and $1 for the six months ended June 30, 2026 and 2025, respectively.

(2) Includes related party revenue of $21,984 and $15,908 for the three months ended June 30, 2026 and 2025, respectively. Includes related party revenue of $43,657 and $16,538 for the six months ended June 30, 2026 and 2025, respectively.

Tempus AI, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands, except share and per share amounts)

	June 30, 2026	December 31, 2025
Assets
Current Assets
Cash and cash equivalents	$599,614	$604,787
Accounts receivable(1), net of allowances of $2,794 and $2,755 at June 30, 2026 and December 31, 2025, respectively	360,924	311,170
Inventory	53,512	51,724
Related party asset	17,500	8,785
Prepaid expenses and other current assets	42,938	40,498
Marketable equity securities	216,377	150,211
Total current assets	$1,290,865	$1,167,175
Property and equipment, net	89,066	89,156
Goodwill	470,166	470,211
Intangible assets, net	312,457	349,202
Capitalized software, net	19,772	6,051
Investments and other assets	17,164	21,111
Investment in joint venture	77,811	86,557
Investment in related party	8,750	—
Related party asset, less current portion	14,583	16,215
Operating lease right-of-use assets	60,553	64,496
Restricted cash	4,724	4,664
Total Assets	$2,365,911	$2,274,838

Liabilities, Convertible redeemable preferred stock, and Stockholders' equity
Current Liabilities
Accounts payable	73,818	81,994
Related party payable	10,000	—
Accrued expenses	181,271	155,370
Deferred revenue(2)	87,251	92,673
Deferred other income	15,955	15,955
Other current liabilities	8,293	8,680
Operating lease liabilities	12,192	13,355
Accrued data licensing fees	2,712	4,361
Total current liabilities	$391,492	$372,388
Operating lease liabilities, less current portion	71,266	74,272
Convertible promissory note	187,929	208,672
Other long-term liabilities	56,270	56,600
Revolving credit facility	—	100,000
Interest payable	19,155	12,393
Long-term debt, net	—	202,753
Convertible senior notes, net	1,172,781	728,078
Deferred other income, less current portion	—	7,977
Deferred revenue, less current portion	22,084	20,379
Total Liabilities	$1,920,977	$1,783,512

(1) Includes related party accounts receivable of $10,924 and $6,428 as of June 30, 2026 and December 31, 2025, respectively.

(2) Includes related party deferred revenue of $403 and $3,938 as of June 30, 2026 and December 31, 2025, respectively.

Tempus AI, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands, except share and per share amounts)

Commitments and contingencies (Note 8)
Convertible redeemable preferred stock, $0.0001 par value, 20,000,000 shares authorized at June 30, 2026 and December 31, 2025, respectively, no shares issued and outstanding at June 30, 2026 and December 31, 2025	$—	$—
Stockholders' equity
Class A Common Stock, $0.0001 par value, 1,000,000,000 shares authorized at June 30, 2026 and December 31, 2025, respectively; 175,200,077 and 173,235,428 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	18	17
Class B Common Stock, $0.0001 par value, 5,500,000 shares authorized at June 30, 2026 and December 31, 2025, respectively; 5,043,789 issued and outstanding at June 30, 2026 and December 31, 2025, respectively	1	1
Treasury Stock, 183,229 shares at June 30, 2026 and December 31, 2025, respectively, at cost	(6,642)	(6,642)
Additional Paid-In Capital	2,969,637	2,892,910
Accumulated Other Comprehensive (Loss) Income	(1,941)	902
Accumulated deficit	(2,516,139)	(2,395,862)
Total Stockholders' equity	$444,934	$491,326
Total Liabilities, Convertible redeemable preferred stock, and Stockholders' equity	$2,365,911	$2,274,838

Tempus AI, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2026	2025
Operating activities
Net loss	$(120,277)	$(110,880)
Adjustments to reconcile net loss to net cash used in operating activities
Stock-based compensation	106,827	45,429
Gain on marketable equity securities	(66,166)	(6,007)
Loss on disposal of property and equipment	375	—
Deferred income taxes	—	(46,216)
Losses from equity method investments	5,950	3,983
Amortization of original issue discount	3,125	1,169
Amortization of deferred financing fees	194	332
Change in fair value of holdback liability	(94)	312
Loss on debt extinguishment	11,643	—
Depreciation and amortization	52,161	48,385
Provision for bad debt expense	866	625
Provision for obsolete inventory	400	—
Non-cash operating lease costs	6,896	4,573
Minimum accretion expense	88	108
PIK interest added to principal	1,674	7,157
Change in assets and liabilities
Accounts receivable(1)	(50,565)	(49,155)
Inventory	(2,188)	1,974
Prepaid expenses and other current assets	(2,440)	(188)
Investments and other assets	960	(11,073)
Accounts payable	(30,225)	7,025
Related party asset	2,917	—
Deferred revenue(2)	(12,467)	36,836
Deferred other income	(7,977)	(7,977)
Accrued data licensing fees	(1,568)	3,957
Accrued expenses & other	19,941	6,991
Interest payable	6,270	7,122
Operating lease liabilities	(7,122)	(5,942)
Net cash used in operating activities	$(80,802)	$(61,460)

(1) Includes increase in related party accounts receivable of $4,496 for the six months ended June 30, 2026. Includes decrease in related party accounts receivable of $2,089 for the six months ended June 30, 2025.

(2) Includes decrease in related party deferred revenue of $3,535 for the six months ended June 30, 2026. Includes increase in related party deferred revenue of $36,685 for the six months ended June 30, 2025.

Tempus AI, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(in thousands, except per share amounts)

	Six Months Ended June 30,
	2026	2025
Investing activities
Purchases of property and equipment	$(14,327)	$(9,588)
Proceeds from sale of marketable equity securities	—	8,316
Business combinations, net of cash acquired (Note 4)	—	(380,762)
Capitalized software costs	(6,832)	(3,295)
Net cash used in investing activities	$(21,159)	$(385,329)

Financing activities
Proceeds from convertible senior notes, net of initial purchasers' discount	443,132	—
Principal payments on long-term debt	(207,717)	—
Principal payments on revolving credit facility	(100,000)	—
Prepayment premium on long-term debt	(6,433)	—
Payment of deferred offering costs	(147)	—
Purchases of capped call	(31,234)	—
Proceeds from revolving credit facility, net of original issue discount	—	98,000
Proceeds from long-term debt, net of original issue discount	—	196,000
Payment of deferred financing fees	(751)	(958)
Net cash provided by financing activities	$96,850	$293,042
Effect of foreign exchange rates on cash	$(2)	$(37)

Net decrease in Cash, Cash Equivalents and Restricted Cash	$(5,113)	$(153,784)
Cash, cash equivalents and restricted cash, beginning of period	609,451	341,835
Cash, cash equivalents and restricted cash, end of period	$604,338	$188,051

Cash, Cash Equivalents and Restricted Cash are Comprised of:
Cash and cash equivalents	$599,614	$186,310
Restricted cash and cash equivalents	4,724	1,741
Total cash, cash equivalents and restricted cash	$604,338	$188,051

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$12,299	$23,980
Cash paid for income taxes	$247	$136
Preferred stock received on accounts receivable(3)	$8,750	$—

Supplemental disclosure of noncash investing and financing activities
Purchases of property and equipment, accrued but not paid	$6,106	$6,863
Redemption of convertible promissory note	$20,743	$14,338
Deferred financing fees, accrued but not yet paid	$726	$545
Deferred offering costs, accrued but not yet paid	$129	$95
Operating lease liabilities arising from obtaining right-of-use assets	$360	$606
Capitalized software costs, accrued but not yet paid	$6,564	$—
Class A Common Stock issued in connection with business combinations	$—	$310,320
Convertible promissory note principal reset due to amendment	$—	$72,488

(3) Includes related party preferred stock of $8,750 for the six months ended June 30, 2026.

Tempus AI, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(in thousands, except percentages and per share amounts)

Diagnostics Gross Profit & Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Diagnostics revenue	$289,333	$241,843	$550,431	$435,647
Cost of revenues, diagnostics	108,233	99,756	209,193	184,539
Gross profit, diagnostics	$181,100	$142,087	$341,238	$251,108
Stock-based compensation expense	3,636	1,420	5,758	2,455
Employer payroll tax related to stock-based compensation	124	254	458	302
Non-GAAP gross profit, diagnostics	$184,860	$143,761	$347,454	$253,865
Diagnostics gross margin	62.6%	58.8%	62.0%	57.6%
Stock-based compensation expense	1.3%	0.6%	1.0%	0.6%
Employer payroll tax related to stock-based compensation	0.0%	0.1%	0.1%	0.1%
Non-GAAP gross margin, diagnostics	63.9%	59.4%	63.1%	58.3%

Data and applications Gross Profit & Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Data and applications revenue	$93,153	$72,792	$180,171	$134,725
Cost of revenues, data and applications	27,755	19,840	52,870	35,591
Gross profit, data and applications	$65,398	$52,952	$127,301	$99,134
Stock-based compensation expense	968	693	2,521	1,304
Employer payroll tax related to stock-based compensation	53	114	237	158
Non-GAAP gross profit, data and applications	$66,419	$53,759	$130,059	$100,596
Gross margin, data and applications	70.2%	72.7%	70.7%	73.6%
Stock-based compensation expense	1.0%	1.0%	1.4%	1.0%
Employer payroll tax related to stock-based compensation	0.1%	0.2%	0.1%	0.1%
Non-GAAP gross margin, data and applications	71.3%	73.9%	72.2%	74.7%

Total Gross Profit & Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net revenue	$382,486	$314,635	$730,602	$570,372
Cost of revenues	135,988	119,596	262,063	220,130
Gross profit	$246,498	$195,039	$468,539	$350,242
Stock-based compensation expense	4,604	2,113	8,279	3,759
Employer payroll tax related to stock-based compensation	177	369	695	460
Non-GAAP gross profit	$251,279	$197,521	$477,513	$354,461
Gross margin	64.4%	62.0%	64.1%	61.4%
Stock-based compensation expense	1.2%	0.7%	1.1%	0.7%
Employer payroll tax related to stock-based compensation	0.0%	0.1%	0.1%	0.1%
Non-GAAP gross margin	65.7%	62.8%	65.4%	62.1%

Operating Expenses

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Technology research and development	$43,929	$34,482	$89,850	$67,873
Stock-based compensation expense	8,641	3,285	18,147	6,604
Employer payroll tax related to stock-based compensation	358	495	1,170	756
Non-GAAP technology research and development	$34,930	$30,702	$70,533	$60,513
Research and development	$52,637	$41,619	$100,874	$77,493
Stock-based compensation expense	5,287	2,335	9,852	4,317
Employer payroll tax related to stock-based compensation	248	235	731	411
Non-GAAP research and development	$47,102	$39,049	$90,291	$72,765
Selling, general and administrative	$225,845	$180,712	$438,439	$335,339
Stock-based compensation expense	35,589	14,722	70,549	30,749
Employer payroll tax related to stock-based compensation	711	774	2,456	5,499
Acquisition related expenses(1)	990	1,992	986	5,521
Amortization of intangibles due to acquisition	16,601	16,771	33,472	27,927
Franchise taxes related to IPO	—	1,647	—	1,647
Non-GAAP selling, general and administrative	$171,954	$144,806	$330,976	$263,996
Operating expenses	$322,411	$256,813	$629,163	$480,705
Stock-based compensation expense	49,517	20,342	98,548	41,670
Employer payroll tax related to stock-based compensation	1,317	1,504	4,357	6,666
Acquisition related expenses(1)	990	1,992	986	5,521
Amortization of intangibles due to acquisition	16,601	16,771	33,472	27,927
Franchise taxes related to IPO	—	1,647	—	1,647
Non-GAAP operating expenses	$253,986	$214,557	$491,800	$397,274

(1) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and six months ended June 30, 2026 and 2025.

Loss from Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Loss from operations	$(75,913)	$(61,774)	$(160,624)	$(130,463)
Stock-based compensation expense	54,121	22,455	106,827	45,429
Employer payroll tax related to stock-based compensation	1,493	1,873	5,051	7,126
Acquisition related expenses(1)	990	1,992	986	5,521
Franchise taxes related to IPO	—	1,647	—	1,647
Amortization of intangibles due to acquisition	16,601	16,771	33,472	27,927
Non-GAAP loss from operations	$(2,708)	$(17,036)	$(14,288)	$(42,813)

(1) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and six months ended June 30, 2026 and 2025.

Earnings per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income (loss)	$5,642	$(42,843)	$(120,277)	$(110,880)
Fair value changes(1)	(97,401)	(37,546)	(66,260)	(5,696)
Stock-based compensation expense	54,121	22,455	106,827	45,429
Employer payroll tax related to stock-based compensation	1,493	1,873	5,051	7,126
Acquisition related expenses(2)	990	1,992	986	5,521
Amortization of intangibles due to acquisition	16,601	16,771	33,472	27,927
Losses from equity method investments	2,864	2,100	5,950	3,983
Provision for (benefit from) income taxes	309	212	247	(45,968)
Franchise taxes related to IPO	—	1,647	—	1,647
Amortization of technology license	(3,988)	(3,988)	(7,977)	(7,977)
Loss on debt extinguishment	11,643	—	11,643	—
Non-GAAP net loss	$(7,726)	$(37,327)	$(30,338)	$(78,888)
Non-GAAP net loss per share, basic	$(0.04)	$(0.22)	$(0.17)	$(0.46)
Weighted average common shares outstanding, basic	179,917	173,381	179,404	171,960

(1) Fair value changes include gains and losses related to quarterly fair value adjustments of our marketable equity securities and indemnity-related holdback liabilities.

(2) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and six months ended June 30, 2026 and 2025.

Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income (loss)	$5,642	$(42,843)	$(120,277)	$(110,880)
Interest income	(3,897)	(1,093)	(7,763)	(2,906)
Interest expense	10,283	21,579	24,624	39,582
Depreciation	7,125	8,347	14,550	16,230
Amortization	18,860	19,685	37,610	32,155
Provision for (benefit from) income taxes	309	212	247	(45,968)
EBITDA	$38,322	$5,887	$(51,009)	$(71,787)
Losses from equity method investments	2,864	2,100	5,950	3,983
Fair value changes(1)	(97,401)	(37,546)	(66,260)	(5,696)
Stock-based compensation expense	54,121	22,455	106,827	45,429
Employer payroll tax related to stock-based compensation	1,493	1,873	5,051	7,126
Acquisition related expenses(2)	990	1,992	986	5,521
Amortization of technology license	(3,988)	(3,988)	(7,977)	(7,977)
Franchise taxes related to IPO	—	1,647	—	1,647
Loss on debt extinguishment	11,643	—	11,643	—
Adjusted EBITDA	$8,044	$(5,580)	$5,211	$(21,754)

(1) Fair value changes include gains and losses related to quarterly fair value adjustments of our marketable equity securities and indemnity-related holdback liabilities.

(2) Acquisition related expenses consist of legal, diligence, accounting, and financing costs incurred for acquisitions during the three and six months ended June 30, 2026 and 2025.